EXHIBIT 10.1

                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

We consent to the use of our report and accompanying "Comments by Auditor for U.S. Readers on Canada - U.S. Reporting Difference" dated May 11, 2002 with respect to the consolidated financial statements of Tracer Petroleum Corporation in the 2001 Annual Report on Form 20-F of Tracer Petroleum Corporation.


                                            /s/ Ernst & Young LLP
Calgary, Canada
July 12, 2002                               Chartered Accountants


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